Exhibit 23.1
Consent of Independent Certifying Accountant


                         DiRocco & Company, C.P.A., P.A.
                               6601 NW 14th Street
                                     Suite 3
                              Plantation, FL 33313



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 19, 2004 appearing in the Quarterly Report on Form 10-QSB of Zkid Network Company for the nine months ended September, 2004.


DiRocco & Company, C.P.A., P.A.
/s/ DiRocco & Company, C.P.A., P.A.
-----------------------------------
Plantation, Florida
December 1, 2004